Operating Leases - Schedule of Maturity Analysis of Operating Lease Liabilities (Details)	Mar. 31, 2025 USD ($)	Mar. 31, 2025 CNY (¥)	Mar. 31, 2024 USD ($)
Schedule of Maturity Analysis of Operating Lease Liabilities [Abstract]
Discount rate at commencement	5.40%	5.40%
One year	$ 68,957	¥ 500,400
Two years	68,957	500,400
Three years	51,718	375,300
Total undiscounted cash flows	189,632	1,376,100
Less: imputed interest	(12,984)	(94,219)
Operating lease liabilities	$ 176,648	¥ 1,281,881	$ 235,848